UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 16, 2020
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Northeast Alliance Agreement. On July 15, 2020 (the “Effective Date”), JetBlue Airways Corporation (“JetBlue”) entered into a Northeast Alliance Agreement (the “NEA Agreement”) with American Airlines, Inc. (“American” and together with JetBlue, the “Carriers” and each a “Carrier”) that creates a marketing alliance (the “NEA”) designed to optimize each Carrier’s network through certain flights operated by each Carrier to and from John F. Kennedy International Airport, LaGuardia Airport, Newark Liberty International Airport and Boston Logan International Airport (collectively, the “NEA Airports”). In connection with the entry into the NEA, the Carriers have also entered into a Codeshare Agreement (the “Codeshare Agreement”) and a Mutual Growth Incentive Agreement (the “MGIA” and, together with the Codeshare Agreement and any other agreements the Carriers enter into in connection with the NEA, the “Related Agreements”), both effective as of the Effective Date.
The Carriers have agreed to use their commercially reasonable efforts to optimize services on certain routes operated by each Carrier to or from the NEA Airports, including on codeshared flights between the Carriers, to, among other things, maximize customer convenience including by minimizing connecting customer waiting time; provided that each Carrier shall maintain independent decision-making on pricing, capacity and network management. In addition, the NEA Agreement provides that the Carriers will implement sales and marketing opportunities to facilitate the delivery of improved customer benefits and consider opportunities to better utilize each Carrier’s assets at the NEA Airports.
The initial term of the NEA Agreement is seven years from the Effective Date, but, in certain circumstances, the initial term may be extended to ten years from the Effective Date, and thereafter, unless the NEA Agreement is terminated or otherwise expires in accordance with its terms, the NEA Agreement will automatically renew for successive five year terms. The NEA also includes provisions pursuant to which it can be terminated under other circumstances, in certain cases, upon payment of a substantial termination fee or, in certain circumstances, as a result of certain changes to the NEA that may be required in connection with the regulatory review process.
Codeshare Agreement. In connection with the entry into the NEA Agreement, the Carriers entered into the Codeshare Agreement. The Codeshare Agreement provides for customary provisions regarding the operation of each Carrier’s codeshared flights, which includes all routes flown by each Carrier from the NEA Airports, other than JetBlue’s future transatlantic routes. The Codeshare Agreement is non-exclusive and does not preclude either Carrier from entering into or maintaining marketing relationships, including codeshares, with other airlines; however, JetBlue is restricted from placing its code on the flights of certain large U.S. airlines, or permiting certain large U.S. airlines to place their codes on JetBlue-operated flights. These restrictions do not apply to JetBlue’s existing codeshare partners. The Codeshare Agreement will be effective as of the Effective Date, with the implementation of the Codeshare Agreement subject to a number of conditions precedent, including, among other, receipt of necessary government approvals and necessary registrations.
Mutual Growth Incentive Agreement. In connection with the entry into the NEA Agreement, the Carriers also entered into the MGIA. The MGIA provides the terms of the payments between the Carriers in connection with the transactions contemplated by the NEA The MGIA shall remain in effect so long as the NEA Agreement remains in effect and can only be terminated in accordance with the NEA Agreement.
The foregoing descriptions of the NEA Agreement, the Codeshare Agreement, and the MGIA constitute only a summary thereof and each is qualified in its entirety by reference to the text thereof, which JetBlue intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.
Item 7.01 Regulation FD Disclosure.

JetBlue issued a press release on July 16, 2020 in connection with it entering into the NEA, Codeshare Agreement and MGIA with American. The copy of this press release is furnished herewith as Exhibit 99.1.
The information included under Item 7.01 of this report (including the exhibits) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of JetBlue Airways Corporation, dated July 16, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

Statements in this release (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events, including related to the entry into the NEA Agreement, Codeshare Agreement and MGIA. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the impact of infectious diseases that affects demand for air travel or travel behavior, such as the ongoing impact of the coronavirus; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year.

Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2019 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this release might not occur. Our forward-looking statements speak only as of the date of this release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	July 16, 2020	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)